UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): July 08, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5  Press release dated 8th July 2004 - Holding(s) in Company

The company has received the following notification:




                                Morstan Nominees Limited
                                25 Cabot Square
                                Canary Wharf
                                London E14 4QA

                                Tel: +44 (0)20 7425 8000



MARCONI CORPORATION PLC
34 GROSVENOR SQUARE
LONDON
W1K 2HD

FAO: MARY SKELLY

                                BY FAX & BY POST



                                                                    06 July 2004
Dear Sirs


SECTION 212 COMPANIES ACT 1985 - MARCONI CORPORATION PLC.



This letter is in response to your Notice dated 16 June 2004 regarding our interest in the Ordinary Shares of MARCONI CORPORATION PLC (the "Shares"). At the present time, Morstan Nominees Limited has an interest in 1,186,784 Shares as Nominee only.



So far as lies within the knowledge of Morstan Nominees Ltd, the names and addressed of the other persons interested in 50,000 Share or above as follows:




 122,913     Shares     STANDARD PACIFIC CAPITAL
                        OFFSHORE FUND LTD
                        101 CALIFORNIA STREET 36TH FL
                        SAN FRANCISCO CA 94111

 500,000     Shares     CRESCENDO EUROPEAN FUND
                        LIMITED
                        SIGNAL POINT STATION ROAD
                        SWINDON SN1 1FE

 364,914    Shares      MORGAN STANLEY & CO INC
                        585 BROADWAY
                        NEW YORK NY 10036
                        USA

Neither Morstan Nominees Limited nor, so far as lies within our knowledge, any of the persons named above are party to any agreement to which section 204 of the Companies Act 1985 applies or, save in respect of the relationship of nominee and nominator, to any agreement or arrangement relating to the exercise of any rights conferred by the holding of the shares.


Morstan Nominees Limited is a member of the Morgan Stanley group of companies. Those group companies which are direct or indirect holding companies of Morstan Nominees Limited are, under the terms of section 203 of the Companies Act 1985, each interested by the attribution in any shares in with Morstan Nominees Limited is interested.


If you have any further questions, please do not hesitate to contact me.


Yours faithfully

ESPEN MARTHINUSSEN
Compliance Department





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: July 8th 2004